EXHIBIT 99.1


                                                     URANIUM INTERNATIONAL CORP.
                            [UIC Logo appears here]  10475 Park Meadows Drive,
                                                     Suite 600
                                                     Lone Tree, Colorado 80124


NEWS RELEASE


               URANIUM INTERNATIONAL CORP. CONTINUES DUE DILIGENCE
                REVIEW ON THIRTEEN EXPLORATION LICENCES COVERING
                        EIGHT URANIUM DEPOSITS IN SWEDEN


DENVER, CO, June 15, 2009 - Uranium International Corp. ("Uranium International" or "the Company") (OTCBB: URNI) reports that the Company is continuing its due diligence review of the thirteen exploration licences covering eight uranium deposits located in Sweden, that it proposes to acquire from Continental Precious Minerals Inc. ("Continental"), as previously announced by news release dated April 30, 2009.

In such news release, the Company incorrectly reported that a new NI 43-101 compliant technical report would be filed within 45 days; however, no such report will be prepared until the Company's due diligence review is completed. The Company confirms that the resource estimates contained in such news release were based on a NI 43-101 compliant report dated July 15, 2005 and restated September 20, 2005, prepared by Telluride & Associates (the "Telluride Report"), which was filed and is available on SEDAR.

The Company confirms that there has been no significant exploration work conducted on the exploration licences since 2005. Accordingly, the results contained in the Telluride Report and the resource calculations contained therein remain unchanged.

Uranium International is presently reviewing other potential uranium properties. No other agreement has been entered into as of the date of this news release.

ABOUT URANIUM INTERNATIONAL CORP.

Uranium International Corp. is an international resource exploration company whose focus is the acquisition and development of uranium properties.

For further information see:  www.uraniuminternational.com

Symbol:  OTCBB - URNI; Frankfurt AN4, WKN NO. A0MUN4.

Contact: Investor Relations (USA)
         Tel. +1-720-279-2377

         Investor Relations (Europe)
         Tel. +41-43-888-6701


SAFE HARBOR STATEMENT

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND
SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.


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EXCEPT FOR THE HISTORICAL  INFORMATION  PRESENTED  HEREIN,  MATTERS DISCUSSED IN
THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE,"
"ANTICIPATE,"   "BELIEVE,"   "PLAN"  OR  "EXPECT"  OR  SIMILAR   STATEMENTS  ARE
FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS,
PLANS,   EXPECTATIONS  AND  INTENTIONS   CONTAINED  IN  THIS  NEWS  RELEASE  ARE
REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.